U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 26, 1999




                          NPS INTERNATIONAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



              000-13858                              86-0214815
              ---------                              -----------
         (Commission File No.)                      (IRS Employer
                                                  Identification No.)



             812 Proctor Ave.
             Ogdensburg, N.Y.                           13669
 ---------------------------------------               --------
(Address of principal executive offices)              (Zip code)





Registrant's telephone number, including area code:
(315) 393-3793

Item 2.  Acquisition and Disposition of Assets.

         On March 26, 1999, Polcorp Industries, Inc. ("Polcorp"), a wholly owned subsidiary of NPS International Corporation (the "Company"), executed a letter of intent with First National Investment Fund S.A., Warsaw, Poland, whereby Polcorp has agreed to purchase approximately 85% interest in PAFAL S.A. ("PAFAL"), Poland's largest manufacturer of electric metering equipment. The proposed purchase price of this acquisition is approximately $11.5 million (US) (PLZ 45,000,000). Closing of this proposed acquisition is scheduled for on or before July 31, 1999.

         PAFAL is headquartered in Swidnica, Poland and employs approximately 2,000 persons. It generated revenues of approximately $32 million (US) (PLZ 125,000,000) during its fiscal 1998. It produces approximately 85% of all of the electric meters in Poland, as well as a broad range of measuring and control apparatus for cars, trucks, delivery vans and tractors.

         The proposed acquisition is subject to satisfaction of certain conditions, including completion of due diligence activities. There can be no assurances that the proposed transaction will close on or before July 31, 1999, or that any unforeseen delay will occur.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

         (c)  Exhibits.

         2.3 Letter of Intent between the Company and First National Investment Fund S.A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NPS INTERNATIONAL CORPORATION



                                            By:/s/ Michael Wexler
                                               -------------------------------
                                               Michael Wexler, President

Dated:  April 7, 1999

                          NPS INTERNATIONAL CORPORATION


                             EXHIBIT 2.3 TO FORM 8-K


                                LETTER OF INTENT

                             BETWEEN THE COMPANY AND

                         FIRST NATIONAL INVESTMENT FUND

                                LETTER OF INTENT
                         (SUBJECT TO PURCHASE AGREEMENT)


The parties to this Letter of Intent are identified as follows:

- POLCORP INDUSTRIES, INC.-an USA company, wholly owned subsidiary of publicly owned NPS International Corporation, which has been established to acquire, develop, and assist strategic investments in Poland, located at 812 Proctor Avenue, Ogdensburg, New York 13669, USA, and

-     FIRST  NATIONAL  INVESTMENT  FUND S.A. (NFI I)-a publicly  traded  (Warsaw
      Stock Exchange) investment fund located at ul. Biala 3, 00-895 Warsaw, Poland, and holding a portfolio of shares in Polish privatized companies, including 33% of PAFAL S.A., and responsible for supervising the management of their lead shareholding companies, including PAFAL S.A.

The intention of each of the parties is as follows:

POLCORP- to purchase directly approximately 85% of the voting common shares of PAFAL S.A. voting shares based on reported total of 879,210 subject to a
Purchase Agreement between Polcorp and the selling shareholder and the satisfactory completion of a due diligence examination, the purchase price to be calculated on a seller's valuation of 45,000,000 PLZ;

NIF I- to sell or cause to be sold to Polcorp no less than 60% of the issued and outstanding PAFAL S.A. common voting shares, subject to a signed purchase agreement at a pro rate price based on a PAFAL S.A. valuation of 45,000,000 PLZ, subject to completion of due diligence;

to provide and/or arrange for full access to financial, technical and other essential data for Polcorp, its auditors, attorneys, and other authorized representatives during the period from the signing of this Letter of Intent until the completion of the transaction, or a mutual decision not to proceed, such materials to be used solely for the purpose of evaluating this investment opportunity, and returned with all copies, if the transaction does not proceed; to continue its supervisory role and insure continuity and effectiveness of PAFAL S.A. management during the period concluding with the completion of the transaction;

Upon the signing of this Letter of Intent and until the signing of the Purchase agreement or the formal termination of negotiations, the Parties agree as follows:

1. Complete confidentiality shall be maintained; except that public release of information shall be made regarding the intentions of the Parties or the issues discussed, subject to the requirements of the Securities and Exchange Commission in the US and the Warsaw Stock Exchange in Poland; but at all times, only that information required by law for public record will be released to a third party, and only as agreed between the parties;

2. The Parties agree that intentions express in the Letter of Intent will be implemented within 120 days from the date of signing of the Letter or on before July 31, 1999, whichever is sooner.

3. PAFAL S.A. shares, or share options, shall not be offered for sale to any other parties, including listing on any stock markets.

4. NIF I will not dispose of the shares of PAFAL S.A. during the Negotiation Period.

5. Any significant decisions concerning the management and/or financial positions of PAFAL S.A., shall be submitted to Polcorp for review during the negotiation period.

6. Each party shall be responsible for its own expenses relating to costs incurred for legal, travel, and other activities required or undertaken during the negotiation period.

7. While all parties act in good faith and enter into negotiations leading to the signing of a Purchase Agreement, they recognize that this Letter of Intent does not represent a binding commitment on the part of Polcorp to purchase shares, since that will depend upon the outcome of the due diligence and further discussions between PAFAL S.A. and Polcorp Industries Inc. management, all to be included in the Purchase Agreement.

8. In the discussions and negotiations among the Parties to follow, Polcorp will be represented by Michael S. Wexler (in Canada, reached by telephone at (1)613 731 5935; fax- (1)-613- 731-7486) and NFI I will be represented by Andrzej Cwiek, reach by telephone at (48)22 620 7198.

9. This Letter of Intent shall become effective upon the final date of signing by all Parties and shall remain in force until the signing of the Purchase Agreement, or until July 31, 1999] (the Negotiation Period), whichever is sooner. Should the Purchase Agreement not be signed by July 31, 1999, then the Parties may agree either to extend the period or terminate negotiations, with no prejudice.

10.   This Letter of Intent is not a Formal Agreement.

11. It is agreed and understood that this Letter of Intent shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by the laws of Poland; this Letter of Intent has been prepared in Polish and English versions, and in case of any divergence, the Polish version applies.

SIGNATORIES


For Polcorp Industries, Inc.

By:  s/Michael S. Wexler
   ---------------------------------
Michael S. Wexler, President and CEO

Date:  24-3-99
     ---------------------------



For NIF I:

By:  s/Andrzej Cwiek
   --------------------------------


Date:  26/3/99
     ------------------------------